                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 9, 2000

                                 ShoLodge, Inc.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                         (State or other jurisdiction of
                         incorporation or organization)

            0-19840                                      62-1015641
   (Commission File Number)                    (I.R.S. Employer Identification
                                                           Number)

                              130 Maple Drive North
                               Hendersonville, TN
                    (Address of principal executive offices)

                                      37075
                                   (Zip Code)

                                  615-264-8000
                         (Registrant's telephone number)

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On July 9, 2000, the Company completed a transaction with Prime Hospitality Corp. ("Prime") in which it sold to Prime its leasehold interest in 24 Sumner Suites hotels. The Company's interest in the leases relating to these hotels was assigned to Prime, and Prime assumed all of the Company's obligations under the leases in exchange for $1.6 million. As a part of that transaction, the Company assigned to Prime its interest in a $14 million security deposit securing the Company's guaranty of the leases, in exchange for $14 million. The Company leased to Prime its remaining three Sumner Suites hotels on terms similar to those contained in the Company's lease with Hospitality Properties Trust with an initial minimum annual rental amount of $2.9 million. The Company also agreed to construct one 124-room AmeriSuites hotel for Prime on a site owned by Prime at a construction and development price of $76,500 per room, less Prime's cost of the land, and the Company agreed to construct two AmeriSuites hotels on sites already owned by the Company (which two hotels may be exchanged upon completion for two of the 24 Sumner Suites hotels that are included in the leasehold interests sold to Prime). The Company will also provide other services to Prime in the future, including reservation services for a fee based on a percentage of net room revenue. The 27 Sumner Suites hotels currently operating will be converted by Prime to AmeriSuites hotels within the next few months.

The $15.6 million gross proceeds of the transaction have been applied to (1) fund an escrow account in the amount of $13.9 million to complete the two AmeriSuites hotels to be built on the Company's two sites, (2) pay off furniture, fixture and equipment loans on the three properties leased to Prime in the amount of $1.6 million, and (3) to pay approximately $98,000 of the closing costs on the transaction. In connection with the transaction, the Company repurchased from Prime $2.5 million of the Company's outstanding senior subordinated notes and convertible subordinated debentures at a cost of $1.6 million.

ITEM 7-FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

-         (b)      Proforma condensed financial statements

          See attached proforma condensed financial statements

          (c)      Exhibits:

          10.1 Sale and Purchase Agreement by and between ShoLodge, Inc. and Prime Hospitality Corp., dated as of March 16, 2000. Incorporated by reference to the Company's Annual Report on Form 10-K, filed with the Commission on March 27, 2000.

          10.2 First Amendment to Sale and Purchase Agreement by and between ShoLodge, Inc. and Prime Hospitality Corp., dated as of July 9, 2000*

          10.3 Lease Agreement by and between Southeast Texas Inns, Inc., as landlord, and May-Ridge, L.P., as tenant, dated as of July 9, 2000*

          10.4 Contractor and Development Agreement by and between Prime Hospitality Corp., as owner, Moore & Associates, Inc., as contractor, and ShoLodge, Inc., as guarantor, dated as of July 9, 2000*

          10.5 Interim Agreement for Reservation Services by and between ShoLodge, Inc. and Prime Hospitality Corp., dated as of July 9, 2000*

          10.6 Agreement for Reservation Services by and between ShoLodge, Inc. and Prime Hospitality Corp., dated as July 9, 2000*

   *      Filed herewith

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SHOLODGE, INC.

Date: July 20, 2000                            By: /s/ Bob Marlowe
                                                   Bob Marlowe
                                                   Secretary-Treasurer
                                                   Chief Accounting Officer

                         SHOLODGE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                               APRIL 16,                        APRIL 16,
                                                                                  2000        PRO FORMA           2000
                                 ASSETS                                          ACTUAL      ADJUSTMENTS*      PRO FORMA
                                                                               -----------------------------   ----------
CURRENT ASSETS:
   Cash and cash equivalents                                                      $  6,422     $ (2,219)(A)    $  4,203
   Restricted cash                                                                     803       13,335 (B)      14,138
   Accounts receivable-trade, net                                                    5,348           32 (C)       5,380
   Construction contracts receivable                                                   597                          597
   Costs and estimated earnings in excess of billings on construction contracts      6,966                        6,966
   Income taxes receivable                                                           1,035                        1,035
   Prepaid expenses                                                                    852                          852
   Notes receivable, net                                                               469                          469
   Other current assets                                                                443         (247)(D)         196
                                                                              --------------------------    -----------
                Total current assets                                                22,935       10,901          33,836

NOTES RECEIVABLE, NET                                                               60,843                       60,843

PROPERTY AND EQUIPMENT                                                             150,001                      150,001
   Less accumulated depreciation and amortization                                  (25,742)                     (25,742)
                                                                              -------------                 -----------
                                                                                   124,259                      124,259

LAND UNDER DEVELOPMENT OR HELD FOR SALE                                              9,202                        9,202

DEFERRED CHARGES, NET                                                                8,079                        8,079

DEPOSITS ON SALE/LEASEBACK                                                          35,280      (35,280)(E)           0

INTANGIBLE ASSETS                                                                    3,069                        3,069

OTHER ASSETS                                                                         3,852         (297)(F)       3,555
                                                                              --------------------------    -----------

   TOTAL ASSETS                                                                   $267,519     $(24,676)      $ 242,843
                                                                              ==========================    ===========

*  See referenced footnotes.

                                                                               APRIL 16,                           APRIL 16,
                                                                                  2000           PRO FORMA           2000
       LIABILITIES AND SHAREHOLDERS' EQUITY                                      ACTUAL         ADJUSTMENTS*      PRO FORMA
                                                                              ------------------------------      ----------
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                          $  8,821       $   (597)(G)         $  8,224
   Taxes other than on income                                                        1,581                               1,581
   Income taxes payable                                                                             6,017 (H)            6,017
   Current portion of long-term debt
      and capitalized lease obligations                                              2,083           (528)(I)            1,555
                                                                              ----------------------------    -----------------
                Total current liabilities                                           12,485          4,892               17,377

OTHER LONG-TERM DEBT AND CAPITALIZED LEASE
    OBLIGATIONS, LESS CURRENT PORTION                                              127,300         (3,800)(J)          123,500

DEFERRED INCOME TAXES                                                                2,089                               2,089

DEFERRED GAIN ON SALE/LEASEBACK                                                     35,585        (35,585)(K)                0

DEFERRED CREDITS                                                                       750                                 750

MINORITY INTERESTS IN EQUITY OF
   CONSOLIDATED SUBSIDIARIES AND PARTNERSHIPS                                          750                                 750

                                                                              ----------------------------    -----------------
   TOTAL LIABILITIES                                                               178,959        (34,493)             144,466
                                                                              ----------------------------    -----------------

SHAREHOLDERS' EQUITY:
   Series A redeemable nonparticipating stock
      (no par value; 1,000 shares authorized, no
      shares outstanding)                                                            -                                    -
   Common stock (no par value; 20,000,000 shares
      authorized  5,308,645 shares issued and outstanding
      as of  April 16, 2000 and 5,372,578 shares issued
      and outstanding as of December 26, 1999)                                           1                                   1
  Additional paid-in capital                                                        42,488                              42,488
  Retained earnings                                                                 63,480          9,817 (L)           73,297
  Unrealized gain on securities available for sale (net of tax)                         75                                  75
  Treasury stock                                                                   (17,484)                            (17,484)
                                                                              ----------------------------    -----------------
      TOTAL SHAREHOLDERS' EQUITY                                                    88,560          9,817               98,377
                                                                              ----------------------------    -----------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $267,519       $(24,676)            $242,843
                                                                              ============================    =================

*  See referenced footnotes.

 FOOTNOTES TO CONSOLIDATED BALANCE SHEET

 (A) Net cash expenditures resulting from this transaction.

 (B) Cash escrowed to construct the two hotels on Company-owned sites, less transfer of FF&E reserve to Prime.

 (C) Accrued interest receivable on Company debt repurchased from Prime, to be collected on next interest payment date.

 (D) Write-off of operating supplies at the hotels under the lease transferred to Prime in this transaction.

 (E) Elimination of the deposits on sale/leaseback transferred to Prime in this transaction.

 (F) Liquor licenses transferred to Prime in this transaction.

 (G) Reserve for FF&E offset to FF&E reserve in restricted cash transferred to Prime in this transaction.

 (H) Income taxes payable resulting from this transaction.

 (I) Current portion of FF&E loans paid off.

 (J) Non-current portion of FF&E loans paid off, plus $2.5 million of the Company's debt repurchased from Prime.

 (K) Elimination of all deferred gain on sale/leaseback, due to this transaction transferring the lease to Prime.

 (L) The net income effect of this transaction (see consolidated statement of earnings).

                         SHOLODGE, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 26, 1999
                                 (IN THOUSANDS)

                                                                     1999                 PRO FORMA             1999
                                                                    ACTUAL               ADJUSTMENTS*         PRO FORMA
                                                              ---------------------------------------    ---------------
REVENUES:
   Hotel                                                                 $66,188           $(50,795)(A)        $15,393
   Franchising and management                                              4,152              2,000 (B)          6,152
   Construction and development                                           11,234              8,371 (C)         19,605
                                                              --------------------------------------     --------------
                Total revenues                                            81,574            (40,424)            41,150

COSTS AND EXPENSES:
   Operating expenses:
      Hotel                                                               46,282            (34,589)(D)         11,693
      Franchising and management                                           2,420                500 (E)          2,920
      Construction and development                                         9,826              7,471 (F)         17,297
                                                              --------------------------------------     --------------
                Total operating expenses                                  58,528            (26,618)            31,910

   General and administrative                                              6,342             (1,000)(G)          5,342
   Rent expense, net                                                      13,530            (12,874)(H)            656
   Depreciation and amortization                                           7,101                (27)(I)          7,074
                                                              --------------------------------------     --------------
                Loss from operations                                      (3,927)                95             (3,832)

OTHER INCOME AND (EXPENSES):
   Interest expense                                                      (12,136)               367 (J)        (11,769)
   Interest income                                                         6,182                488 (K)          6,670
   Gain on sale of property                                               15,002             13,450 (L)         28,452
   Other income                                                              843              2,628 (M)          3,471
                                                              --------------------------------------     --------------
EARNINGS (LOSS) BEFORE INCOME TAXES, MINORITY
  INTERESTS AND EXTRAORDINARY GAIN                                         5,964             17,028             22,992

INCOME TAX (BENEFIT) EXPENSE                                              (1,909)            (6,471)(N)         (8,380)

MINORITY INTERESTS IN EARNINGS OF CONSOLIDATED
   SUBSIDIARIES & PARTNERSHIPS                                            (1,910)                               (1,910)
                                                              --------------------------------------     --------------

EARNINGS (LOSS) BEFORE EXTRAORDINARY ITEM                                  2,145             10,557             12,702


EXTRAORDINARY GAIN ON EARLY EXTINGUISHMENT OF DEBT
  (net of related tax effect )                                             2,394                565 (O)          2,959
                                                              --------------------------------------     --------------
NET EARNINGS (LOSS)                                                      $ 4,539           $ 11,122            $15,661
                                                              ======================================     ==============

*  See referenced footnotes.

                         SHOLODGE, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                   FOR THE FIRST QUARTER ENDED APRIL 16, 2000
                                 (IN THOUSANDS)

                                                               16 WEEKS ENDED                               16 WEEKS ENDED
                                                               APRIL 16, 2000            PRO FORMA          APRIL 16, 2000
                                                                   ACTUAL               ADJUSTMENTS*           PRO FORMA
                                                             ---------------------------------------        --------------
REVENUES:
   Hotel                                                                 $22,202           $(17,860)(A)          $ 4,342
   Franchising and management                                                897                                     897
   Construction and development                                            4,133              2,500 (C)            6,633
                                                             ---------------------------------------     ----------------
                Total revenues                                            27,232            (15,360)              11,872

COSTS AND EXPENSES:
   Operating expenses:
      Hotel                                                               15,687            (12,083)(D)            3,604
      Franchising and management                                             818                                     818
      Construction and development                                         4,023              2,300 (F)            6,323
                                                             ---------------------------------------     ----------------
                Total operating expenses                                  20,528             (9,783)              10,745

   General and administrative                                              1,402               (300)(G)            1,102
   Rent expense, net                                                       5,366             (5,169)(H)              197
   Depreciation and amortization                                           2,107                 (8)(I)            2,099
                                                             ---------------------------------------     ----------------
                Loss from operations                                      (2,171)              (100)              (2,271)

OTHER INCOME AND (EXPENSES):
   Interest expense                                                       (3,619)               113 (J)           (3,506)
   Interest income                                                         1,872                150 (K)            2,022
   Gain on sale of property                                                  299             13,950 (L)           14,249
   Other income                                                              158                809 (M)              967
                                                             ---------------------------------------     ----------------
EARNINGS (LOSS) BEFORE INCOME TAXES, MINORITY
  INTERESTS AND EXTRAORDINARY GAIN                                        (3,461)            14,922               11,461

INCOME TAX (BENEFIT) EXPENSE                                              (1,197)            (5,670)(N)           (6,867)

MINORITY INTERESTS IN EARNINGS OF CONSOLIDATED
   SUBSIDIARIES & PARTNERSHIPS                                               (19)                                    (19)
                                                             ---------------------------------------     ----------------

EARNINGS (LOSS) BEFORE EXTRAORDINARY ITEM                                 (2,283)             9,252                6,969


EXTRAORDINARY GAIN ON EARLY EXTINGUISHMENT OF DEBT
  (net of related tax effect )                                               251                565 (O)              816
                                                             ---------------------------------------     ----------------
NET EARNINGS (LOSS)                                                      $(2,032)          $  9,817              $ 7,785
                                                             =======================================     ================

*  See referenced footnotes.

 FOOTNOTES TO CONSOLIDATED STATEMENTS OF EARNINGS

 (A)  Elimination of all Sumner Suites hotel revenues for the period.

 (B) Estimated revenues from reservation services to be provided to Prime, assuming that it would take six months from the date of this transaction to get the properties on the central reservation system. The estimated annual revenues from this source is expected to be approximately $4.0 million per year based upon the current number of hotels.

 (C) The estimated construction revenues on the 124 unit hotel to be developed for Prime on a site currently owned by them is $8.4 million, and it is assumed that the hotel will be completed within one year of the date of this transaction.

 (D)  Elimination of all Sumner Suites hotel operating expenses for the period.

 (E) Estimated additional expenses incurred in providing the additional reservation services. The estimated annual additional expense is expected to be approximately $1.0 million per year based upon the current number of hotels.

 (F) The estimated construction costs on the 124 unit hotel to be developed for Prime on a site currently owned by them is $7.5 million, and it is assumed that the hotel will be completed within one year of the date of this transaction.

 (G) General and administrative expenses are expected to be approximately $1.0 million less in the first year due to the reduction in staffing and other expenses associated with the 27 Sumner Suites no longer operated and administered by the Company.

 (H)  Elimination of rent expense incurred on all the Sumner Suites hotels.

 (I) Elimination of depreciation on the vehicles on which titles were transferred at the three properties leased to Prime.

 (J) Elimination of interest expense on the FF&E loans paid off and the Company debt repurchased from Prime.

 (K) Estimated interest earned on the $13.9 million funds escrowed to construct the two hotels on sites owned by the Company; this would be non-recurring after the first year subsequent to the date of this transaction.

 (L) The balance of the deferred gain on sale/leaseback recognized upon the closing of this transaction, reduced by the related charge-offs and costs associated with the recognition of the previously deferred gain. This will be non-recurring.

 (M)  Base rent income from the lease of the three hotels to Prime.

 (N)  Income tax estimated at 38% of the net pre-tax effect.

 (O) The estimated after-tax gain resulting from the repurchase of the Company's $2.5 million debt from Prime at a discount.